UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 30, 2009
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of	(Commission File)	(IRS Employer
incorporation)	Number)	Identification No.)
222 West Adams Street
Chicago, Illinois 60606
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 30, 2009, the Board of Directors of GATX Corporation (the “Company”) appointed Anne L. Arvia to serve as an independent director on the Board of Directors of the Company.
     A copy of the press release announcing Ms. Arvia’s appointment to the Board is included as an exhibit to this report. Ms. Arvia will participate in the standard non-employee director compensation arrangements described in the section entitled “Compensation of Directors” in GATX’s Proxy Statement filed with the Securities and Exchange Commission on March 14, 2008.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press Release dated January 30, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION (Registrant)

/s/ Robert C. Lyons Robert C. Lyons
Senior Vice President and Chief Financial Officer
(Duly Authorized Officer)
     Date: January 30, 2009

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release of GATX Corporation, dated January 30, 2009, announcing Anne L. Arvia’s appointment to serve on the Board of Directors of GATX Corporation.	Filed Electronically